Exhibit 10.2



                          ACQUISITION AGREEMENT

            This Acquisition Agreement (the "Agreement") dated as of February 13, 1997, is made by and among Brookriver Hotel Partnership, L.P., a Texas limited partnership ("BROOKRIVER"), Mockingbird Hotel Properties Joint Venture, a Texas general partnership ("MOCKINGBIRD"), GQ Indianapolis Hospitality, Ltd., a Texas limited partnership ("GQ"), 361719 Alberta Limited, an Alberta corporation ("CALGARY"), Centennial Hotel Ltd., a British Columbia corporation ("SURREY") (each of the foregoing parties, a "TRANSFEROR", and collectively, the "TRANSFERORS"), Highgate Hotels, Inc., a Texas corporation ("HIGHGATE"), KFP Dunwoody, Inc., a Texas corporation ("DUNWOODY"), Pontch Limited Partnership, a Delaware limited partnership ("PONTCH"), CapStar Management Company, L.P., a Delaware limited partnership ("CAPSTAR"), and CapStar Hotel Company, a Delaware corporation ("CAPSTAR CORP.").


                                ARTICLE I

                               DEFINITIONS

            1.1 DEFINITIONS. For the purposes of this Agreement, the following terms shall have the meanings indicated:

            (a) "BROOKRIVER" shall mean Brookriver Hotel Partnership, L.P., a Texas limited partnership.

            (b) "BROOKRIVER CONTRIBUTION AGREEMENT" shall mean that certain Contribution Agreement dated of even date herewith pursuant to which Brookriver agrees to contribute in part, and to sell in part, the Holiday Select to CapStar, and CapStar agrees to acquire the Holiday Select on the terms and subject to the conditions set forth in such contribution agreement.

            (c) "CALGARY" shall mean 361719 Alberta Limited, an Alberta corporation.

            (d) "CALGARY CONTRIBUTION AGREEMENT" shall mean that certain Contribution Agreement dated of even date herewith pursuant to which Calgary agrees to contribute in part, and to sell in part, the Holiday Airport to CapStar, and CapStar agrees to acquire the Holiday Airport on the terms and subject to the conditions set forth in such contribution agreement.

            (e) "CAPSTAR" shall mean CapStar Management Company, L.P., a Delaware limited partnership.







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            (f)   "CAPSTAR CORP." shall mean CapStar Hotel Company, a
Delaware corporation.

            (g) "CLOSING" shall mean a meeting at which the actions shall take place and the executed agreements, documents and instruments shall be exchanged as necessary to consummate the transaction contemplated by this Agreement and the Contribution Agreements.

            (h) "COMMON STOCK" shall mean the common stock, $0.01 par value, of CapStar Corp.

            (i) "CONTRIBUTION AGREEMENTS" shall mean the Brookriver Contribution Agreement, the Calgary Contribution Agreement, the GQ Contribution Agreement, the Mockingbird Contribution Agreement, the Surrey Contribution Agreement, and the Vancouver Contribution Agreement.

            (j) "DOUBLETREE" shall mean the 137 room hotel owned by GQ located in Indianapolis, Indiana.

            (k) "DUNWOODY" shall mean KFP Dunwoody, Inc., a Texas corporation.

            (l) "FIRST AMENDMENT" shall mean the First Amendment to Amended and Restated Agreement of Limited Partnership of CapStar Management Company, L.P., which amendment shall be in the form of Exhibit "A".

            (m) "FOUR POINTS" shall mean the 400 room hotel owned by KFP Dunwoody, Inc. located in Dunwoody, Georgia.

            (n) "FOUR POINTS MANAGEMENT AGREEMENT" shall mean the agreement pursuant to which CapStar will manage the operations of Four Points, which agreement shall be in the form of Exhibit "B".

            (o) "GQ" shall mean GQ Indianapolis Hospitality, Ltd., a Texas limited partnership.

            (p) "GQ CONTRIBUTION AGREEMENT" shall mean that certain Contribution Agreement dated of even date herewith pursuant to which GQ agrees to contribute in part, and to sell in part, the Doubletree to CapStar, and CapStar agrees to acquire the Doubletree on the terms and subject to the conditions set forth in such contribution agreement.

            (q) "HIGHGATE" shall mean Highgate Hotels Inc., a Delaware corporation, and its successors.







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            (r) "HOLIDAY SELECT" shall mean the 348 room hotel owned by
Brookriver located in Dallas, Texas.

            (s) "HOLIDAY AIRPORT" shall mean the 170 room hotel owned by Calgary located in Calgary, Alberta.

            (t) "MOCKINGBIRD" shall mean Mockingbird Hotel Properties Joint Venture, a Texas general partnership.

            (u) "MOCKINGBIRD CONTRIBUTION AGREEMENT" shall mean that certain Contribution Agreement dated of even date herewith pursuant to which Mockingbird agrees to contribute in part, and to sell in part, the Radisson to CapStar, and CapStar agrees to acquire the Radisson on the terms and subject to the conditions set forth in such contribution agreement.

            (v) "PARTNERSHIP AGREEMENT" shall mean the Amended and Restated Partnership Agreement of CapStar Management Company, L.P., dated as of August 23, 1996.

            (w) "PARTNERSHIP UNIT" shall mean a Partnership Unit, as that term will be defined in the Partnership Agreement as it is to be amended by the First Amendment (other than a Preferred Unit).

            (x) "PONTCH" shall mean Pontch Limited Partnership, a Delaware limited partnership.

            (y) "PONTCHARTRAIN" shall mean the 400 room hotel owned by Pontch located in Detroit, Michigan.

            (z) "PONTCHARTRAIN MANAGEMENT AGREEMENT" shall mean the agreement pursuant to which CapStar shall manage the operations of Pontchartrain, which agreement shall be in the form of Exhibit "C".

            (aa) "PREFERRED UNIT" shall mean a Preferred Unit, as that term will be defined in the Partnership Agreement as it is to be amended by the First Amendment.

            (bb) "PROPERTIES" shall mean the Doubletree, Holiday Select, Holiday Airport, Radisson, Ramada, and Sheraton.

            (cc) "RADISSON" shall mean the 305 room hotel owned by Mockingbird located in Dallas, Texas.






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            (dd) "RAMADA" shall mean the 118 room hotel owned by Surrey located in Surrey, British Columbia.

            (ee) "SHERATON" shall mean Continental Pacific Interfund, Ltd., a British Columbia corporation.

            (ff) "SURREY" shall mean Continental Pacific Interfund, Ltd., a British Columbia corporation.

            (gg) "SURREY CONTRIBUTION AGREEMENT" shall mean that certain Contribution Agreement dated of even date herewith pursuant to which Surrey agrees to contributed in part, and to sell in part, the Sheraton to CapStar, and CapStar agrees to acquire the Sheraton o the terms and subject to the conditions set forth in such contribution agreement.

            (hh) VANCOUVER shall mean Centennial Hotel Ltd., a British Columbia corporation.

            (ii) VANCOUVER CONTRIBUTION AGREEMENT shall mean that certain Contribution Agreement dated of even date herewith pursuant to which Vancouver agrees to contribute in part, and to sell in part, the Ramada to CapStar, and CapStar agrees to acquire the Ramada on the terms and subject to the conditions set forth in such contribution agreement.


                               ARTICLE II

                               AGREEMENTS

            2.1   TRANSFER OF THE PROPERTIES.  At the Closing:

            (a) each Transferor will convey to CapStar or its designee, on the terms and subject to the conditions contained in the Contribution Agreement to which such Transferor is a party, the Property which is the subject of such Contribution Agreement;

            (b) Dunwoody will execute and deliver to CapStar the Four Points management Agreement; and

            (c) Pontch will execute and delivery to CapStar the Pontch Management Agreement.

It is understood and agreed by Dunwoody and CapStar that at or prior to the Closing, Dunwoody will cause the existing management agreement relating to the management of the Four Points to be terminated. It is understood and agreed by Pontch and






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CapStar that at or prior to the Closing, Pontch will cause the existing management agreement relating to the management of the Pontchartrain to be terminated.

            Notwithstanding the provisions of clause (a) of this Section 2.1, if one or more of Calgary, Surrey, and Vancouver (collectively, the "Canadian Companies") determines that the prospective economic return of the parties would be enhanced if CapStar were to acquire all of the outstanding shares of the capital stock of Calgary, Surrey and/or Vancouver rather than acquiring the Properties owned by such Transferors directly, CapStar and each of the Canadian Companies seeking to restructure this Agreement (the "Subject Company") will negotiate in good faith to modify this Agreement as to such Subject Company to provide that as a part of CapStar's acquisition of the Property owned by such Subject Company, CapStar will acquire from the stockholders of such Company all of the outstanding capital stock of such Subject Company, free and clear of all liens, claims and encumbrances, on the basis of the following principles:

            (i) Neither (a) the consideration to be received by the Transferors pursuant to Section 2.2 nor (b) CapStar's Canadian tax position shall be affected by the restructuring of any transaction as to any Subject Company;

            (ii) The Subject Company will have no liabilities or obligations outstanding as of the Closing Date, other than liabilities and obligations that would be Permitted Encumbrances (as defined in the Contribution Agreement to which the Subject Company is a party);

            (iii) CapStar will be indemnified by parties reasonably acceptable to CapStar for any loss, cost or expense that CapStar incurs in connection with its acquisition and ownership of the capital stock the Subject Company as a result of any condition existing immediately prior to the Closing or any event that has occurred prior to the Closing, other than liabilities and obligations that would be Permitted Encumbrances (as defined in the Contribution Agreement to which the Subject Company is a party); and

            (iv) The terms and conditions of this Agreement and the Contribution Agreement to which the Subject Company is a party will be modified as necessary to provide for and reflect the restructuring of the transaction as the Subject Company.

            2.2 DELIVERY OF CONSIDERATION. In consideration for the transfer of the Properties as described in the Contribution Agreements, the execution and delivery of the Four Points Management Agreement and the Pontch Management Agreement, CapStar agrees:







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            (a)   to pay to the Transferors, the existing manager of the Four
      Points, and the existing manager of the Pontchartrain cash in the aggregate amount of $68,000,000.00; and

            (b) issue to the Transferors or their respective designees 809,523.81 Partnership Units and 392,156.86 Preferred Units.

The cash payable to the Transferors, the existing manager of the Four Points, and the existing manager of the Pontchartrain as set forth in clause (a) of this
Section 2.2 be paid in United States dollars in immediately available funds and shall be paid by wire transfer to such accounts as the parties to be paid such cash shall direct CapStar in writing. To the extent that any Property is not transferred to CapStar or its designee in accordance with the Contribution Agreement relating thereto and the remainder of the transactions contemplated hereby and by the remaining Contribution Agreements are consummated, the number of Partnership Units and the Preferred Units and the amount of cash to be issued and paid by CapStar hereunder to the Transferors, the existing manager of the Four Points, and the existing manager of the Pontchartrain shall be reduced by the amounts to be mutually agreed by CapStar and those Transferors who do transfer Properties to CapStar, which amounts shall be negotiated by such parties in good faith.

            2.3 ADDITIONAL CONSIDERATION. In connection with the acquisition of the Properties by CapStar and the issuance of the Partnership Units and the Preferred Units to the various Transferors, CapStar and CapStar Corp. also agree as follows:

            (a) CapStar and CapStar Corp. agree that prior to the Closing, the Partnership Agreement shall be amended, and CapStar Corp. agrees to cause the Partnership Agreement to be amended, by the adoption, execution and delivery by all of the parties in CapStar of the First Amendment.

            (b) CapStar Corp. agrees to grant to each Transferor receiving Partnership Units and Preferred Units or its designee certain registration rights and enter into a registration rights agreement with each Transferor or its designee setting forth the terms and conditions of such registration rights, which registration rights agreement shall be in the form of Exhibit "D" (the "REGISTRATION RIGHTS AGREEMENT").

            (c) CapStar Corp. agrees that in connection with the annual election of directors of CapStar at the annual meeting CapStar Corp. that CapStar Corp. shall:

            (1) as long as the parties acquiring the Partnership Units and Preferred Units in accordance with this Agreement (the "Holders") continue to hold in the aggregate a number of Partnership Units, Preferred Units and shares of Common Stock equal to at least 50% of






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            the aggregate number of Partnership Units and the Preferred Units issued in accordance with this Agreement, which calculation shall be made as appropriate to take into account any conversions, reclassifications, reorganizations, in-kinds dividends, splits, and reverse splits that may occur with respect to the Partnership Units, Preferred Units and/or shares of Common Stock after the issuance of the Partnership Units and Preferred Units hereunder, CapStar Corp. shall nominate for election as a directors as a part of the management slate, a person designated by Highgate and shall nominate for appointment as an advisory, non-voting director of CapStar Corp. a second person;

            (2) as long as the Holders to hold in the aggregate a number of Partnership Units, Preferred Units and shares of Common Stock equal to less than 50%, but equal to at least 20% of the aggregate number of Partnership Units and the Preferred Units issued in accordance with this Agreement, which calculation shall be made as appropriate to take into account any conversions, reclassifications, reorganizations, in-kind dividends, splits, and reverse splits that may occur with respect to the Partnership Units, Preferred Units and/or shares of Common Stock after the issuance of the Partnership Units and Preferred Units hereunder, CapStar Corp. shall nominate for election as a director as a part of the management slate, one person designated by Highgate;

            (3) provide the same type of support for the election of the Highgate designee as a director as CapStar Corp., its affiliates and its management provides to the other persons standing for election as directors of CapStar Corp. as a part of the management slate; and

            (4) if the Board of Directors of CapStar may, consistent with its certificate of incorporation and its by-laws as in effect on the date of the Closing, applicable law and the terms of CapStar Corp.'s listing agreement with, and the rules for listed companies of, the New York Stock Exchange, elect an additional director of CapStar Corp. by a vote of the existing directors, CapStar Corp. agrees to use its best efforts to cause its existing directors to elect the designee of Highgate as an advisory director of CapStar Corp. promptly after the Closing. If the board of directors of CapStar Corp. cannot elect a director by its vote, a second designee of Highgate will be appointed an advisory director of CapStar Corp. to serve in such position until the next annual meeting of the stockholders of CapStar Corp.

Highgate agrees to designate a nominee for election as a director of CapStar Corp. and a person to be appointed as an advisory director for so long as it shall be entitled to have a designee nominated for election pursuant to this
Section 2.3. Highgate shall designate its nominees for election as directors and appointment as advisory directors






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of CapStar Corp. by giving written notice of its designation to the Chief
Executive Officer of CapStar Corp. (x) by the Closing Date as to the person to be elected as a director and the person to be appointed as an advisory director by the existing directors of CapStar and (y) by no later than February 15 of each year as to the other elections of directors of CapStar Corp. Such designee shall be one or more of the following persons: Mahmood Khimji, Mehdi Khimji, and any of the persons who are from time to time executive officers of Highgate or any of its affiliates. CapStar Carp. agrees for the benefit of each person who is a designee of Highgate and is elected as a director of CapStar Corp. and each person who is a designee of Highgate and who is appointed as an advisory director of CapStar Corp. to pay each such person the compensation and to provide each such person with all benefits provided to the directors of CapStar Corp. who are not employees of CapStar Corp. or its affiliates.


                               ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE PARTIES

            3.1 REPRESENTATIONS AND WARRANTIES OF CAPSTAR. CapStar represents and warrants to each of the Transferors as follows:

            (a) CapStar Corp. is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite partnership and other power and authority required to enter into, execute, and deliver this Agreement and each other agreement, instrument and other documents to be entered into, executed and delivered pursuant hereto, and to perform its obligation under this Agreement and under any agreement, instrument and other documentation entered into, executed, and delivered pursuant hereto.

            (b) The execution and delivery of this Agreement and the other agreements, documents, and other instruments to be executed and delivered by CapStar under this Agreement, and the consummation by CapStar of the transactions contemplated by this Agreement and that will be contemplated by such other agreements, documents, and other instruments, have been duly authorized by all necessary and appropriate partnership and other action of CapStar.

            (c) No consent, approval, or authorization of, or any filing with, any person, entity, or governmental authority is required to be obtained or made with respect to the execution and delivery by CapStar of this Agreement, the consummation by CapStar of its obligations under this Agreement, or under any other agreement, instrument, or other document entered into, executed, and delivered pursuant hereto except for such consents, approvals, or authorizations, as shall be obtained, or filings which shall have been made, by CapStar prior to Closing.







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            (d) There is no claim, action, litigation, suit, arbitration or other proceeding pending or, to the knowledge of CapStar, threatened against or affecting CapStar, at law or in equity, or before or by any federal, state, municipal or other department, commission, board, bureau, agency or instrumentality that, if determined adversely to CapStar, would have a materially adverse effect on the business, assets, properties, operations or prospects or on the condition, financial or otherwise, of CapStar.

            (e) The execution and delivery by CapStar of this Agreement and of each agreement, document, and instrument to be executed and delivered by CapStar pursuant to this Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate the Partnership Agreement as in effect on the date of this Agreement or as the Partnership Agreement will be amended by the First Amendment, (ii) subject to the conflict with or violate any laws, rules, or regulations applicable to CapStar, (iii) subject to the obtaining of the consent, approvals, and authorizations to be obtained as contemplated by clause (c) of this Section 3.1, violate, result in any material breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of CapStar, pursuant to the Partnership Agreement, as in effect on the date of this Agreement or as the Partnership Agreement will be amended by the First Amendment or any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit franchise or other instrument or obligation of CapStar, to which CapStar is a party or by or to which CapStar or its assets are bound or are subject, or (iv) cause CapStar to violate any judgment, order, or decree of any governmental authority by which CapStar or any of its assets is bound.

            (f) This Agreement and the Contribution Agreements constitute the legal, valid, and binding agreements of CapStar, enforceable against CapStar in accordance with their respective terms. Upon their execution and delivery, all other agreements, documents, and instruments to be executed and delivered by CapStar under this Agreement will constitute the legal, valid and binding agreements of CapStar, enforceable against CapStar in accordance with their respective terms.

            (g) Except as set forth in CapStar Corp.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, filed with the Securities and Exchange Commission (the "10-Q"), the information relating to CapStar contained in CapStar Corp.'s Prospectus dated as of August 20, 1996, relating to the offer and sale of 9,250,000 shares of the common stock, $0.01 par value, of CapStar Corp. and each post-effective amendment thereto (the "Prospectus") and the information contained therein based on information relating to CapStar did not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date of such prospectus.






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            (h) The information relating to CapStar contained in the 10-Q and the information contained therein based on information relating to CapStar did not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date of the 10- Q.

            (i) Since the date of the 10-Q, there has been no material adverse change in the business, assets, properties, operations or prospects of the condition, financial or otherwise, of CapStar.

            (j) Upon the issuance of the Partnership Units and the Preferred Units as contemplated by this Agreement and the Contribution Agreements, each of the Transferors will be a limited partner in CapStar, shall have the rights of a limited partner holding the Partnership Units and Preferred Units as set forth in the Partnership Agreement, as it is to be amended by the First Amendment, shall not be subject to any liabilities of CapStar, except to the extent of the capital contributed to CapStar by such Transferor, and shall not have any further obligation to contribute any capital to CapStar, except as may be required by the Delaware Revised Uniform Limited Partnership Act as in effect from time to time.

            3.2 REPRESENTATIONS AND WARRANTIES OF CAPSTAR CORP. CapStar Corp. represents and warrants to each of the Transferors as follows:

            (a) CapStar is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporation and other power and authority required to enter into this Agreement and other agreements, documents and instruments it is to enter into, execute and deliver pursuant to this Agreement and to perform its obligation under this Agreement and under any agreement, instrument and other document entered into, executed, and delivered pursuant hereto.

            (b) The execution and delivery of this Agreement and the other agreements, documents, and other instruments to be executed and delivered by CapStar Corp. under this Agreement, and the consummation by CapStar Corp. of the transactions contemplated by this Agreement and that will be contemplated by such other agreements, documents, and other instruments, have been duly authorized by all necessary and appropriate partnership and other action of CapStar Corp.

            (c) No consent, approval, or authorization of, or any filing with, any person, entity, or governmental authority is required to be obtained or made with respect to the execution and delivery by CapStar Corp., the consummation by CapStar Corp. of the transactions contemplated thereby, or the performance by CapStar Corp. of its obligations under, this Agreement, or under any other agreement, instrument, or other document entered into, executed, and delivered pursuant hereto except for such






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consents, approvals, or authorizations, as shall be obtained, or filings which shall have been made, by CapStar Corp. prior to Closing.

            (d) There is no claim, action, litigation, suit, arbitration or other proceeding pending or, to the knowledge of CapStar Corp., threatened against or affecting CapStar Corp., at law or in equity, or before or by any federal, state, municipal or other department, commission, board, bureau, agency or instrumentality that, if determined adversely to CapStar Corp., would have a materially adverse effect on the business, assets, properties, operations or prospects or on the condition, financial or otherwise, of CapStar Corp.

            (e) The execution and delivery by CapStar Corp. of this Agreement and of each agreement, documents and instrument to be executed and delivered by CapStar Corp. pursuant to this Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate the certificate of incorporation or bylaws of CapStar Corp. as in effect on the date of this Agreement, (ii) subject to the conflict with or violate any laws, rules, or regulations applicable to CapStar Corp., (iii) subject to the obtaining of the consent, approvals, and authorizations to be obtained as contemplated by clause (c) of this Section 3.2, violate, result in any material breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of CapStar Corp., pursuant to the certificate of incorporation or bylaws of CapStar Corp., or any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit franchise or other instrument or obligation of CapStar Corp., to which CapStar Corp. is a party or by or to which CapStar Corp. or its assets are bound or are subject, or (iv) cause CapStar Corp. to violate any judgment, order, or decree of any governmental authority by which CapStar Corp. or any of its assets is bound or is subject.

            (f) This Agreement constitutes the legal, valid, and binding agreements of CapStar Corp., enforceable against CapStar Corp. in accordance with its terms. Upon their execution and delivery, all other agreements, documents, and instruments to be executed and delivered by CapStar Corp. under this Agreement will constitute the legal, valid and binding agreements of CapStar Corp., enforceable against CapStar Corp. in accordance with their respective terms.

            (g) CapStar Corp. has previously provided the Transferors with a copy of the Prospectus. Except as set forth in the 10-Q, the Prospectus, at the time it became effective, complied in all material respects with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder as then in effect, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated






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therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (h) CapStar Corp. has previously provided the Transferors with a copy of the 10-Q. The information contained in the 10-Q did not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date of the 10-Q.

            (i) Since the date of the 10-Q, there has been no material adverse change in the business, assets, properties, operations or prospects of the condition, financial or otherwise, of CapStar Corp.

            (j) Upon the exchange of the Partnership Units or the Preferred Units for shares of Common Stock upon redemption of the Partnership Units and/or the Preferred Units as contemplated in the Partnership Agreement, as it is to be amended by the First Amendment, (1) each person redeeming Partnership Units and/or Preferred Units will receive good and indefeasible title to that number of shares of Common Stock issuable as provided in the Partnership Agreement, as it is to be amended by the First Amendment and (2) the shares of Common Stock so issued to such person will be validly issued, fully paid, and non-assessable shares of the Common Stock, not issued in violation of any preemptive or other rights of any other stockholder or security holder of CapStar Corp. or any other person, free of any restrictions and encumbrances, except for restrictions on transferability as imposed on such shares of Common Stock by applicable securities laws, and not subject to any agreement or understandings among any persons with respect to the voting or transfer of such shares of Common Stock except as the Transferors may enter into or become parties.

            (k) CapStar Corp. will reserve and have available authorized, but unissued shares of Common Stock or shares of Common Stock in its treasury as necessary for CapStar to redeem the Partnership Units and the Preferred Units upon the exercise of the rights to exchange the Partnership Units and the Preferred Units for shares of Common Stock in accordance with the terms of the Partnership Agreement as it is to be amended by the First Amendment.

            3.3 REPRESENTATIONS AND WARRANTIES OF THE TRANSFERORS, DUNWOODY AND PONTCH. Each of the Transferors, Dunwoody, and Pontch, severally, but not jointly, represents and warrants as follows:

            (a) It is duly organized, validly existing and in good standing and, as applicable, in good standing under the laws of the jurisdiction of domicile, with all requisite corporate partnership power, as the case may be, and other power and authority required to enter into, execute, and deliver this Agreement and each other agreement, instrument and other documents to be entered into, executed, and






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delivered pursuant hereto, as to perform its obligations under this Agreement and under any agreement, instrument and other document entered into, executed, and delivered pursuant hereto.

            (b) Its execution and delivery of this Agreement and the other agreements, documents, and other instruments to be executed and delivered by it under this Agreement, and its consummation of the transactions contemplated by this Agreement and that will be contemplated by such other agreements, documents, and other instruments, have been duly authorized by all necessary and appropriate corporate or partnership action, as the case may be, and all other action necessary for it to take.

            (c) No consent, approval, or authorization of, or any filing with, any person, entity, or governmental authority is required to be obtained or made with respect to its execution and delivery of this Agreement, its consummation of the transactions contemplated by, or its performance of its obligations under this Agreement, or under any other agreement, instrument, or other document entered into, executed, and delivered by it pursuant hereto except for such consents, approvals, or authorizations, as shall be obtained, or filings which shall have been made, by it to Closing.

            (d) There is no claim, action, litigation, suit, arbitration or other proceeding pending or, to its knowledge, threatened against or affecting it, at law or in equity, or before or by any federal, state, municipal or other department, commission, commission, board, bureau, agency or instrumentality that, if determined adversely to it, would have a materially adverse effect on the business, assets, properties, operations or prospects or on the condition, financial or otherwise.

            (e) Its execution and delivery of this Agreement and of each agreement, documents and instrument to be executed and delivered by it pursuant to this Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate its organizational documents as in effect on the date of this Agreement, (ii) conflict with or violate any laws, rules or regulations applicable to it, (iii) subject to the obtaining of the consent, approvals, and authorizations contemplated to be obtained pursuant to clause (c) of this Section 3.3, violate, result in any material breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets, pursuant to its organizational documents or any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit franchise or other instrument or obligation to which it is a party or by or to which it or its assets are bound or are subject, or (iv) cause it to violate any judgment, order, or decree of any governmental authority by which it or any of its assets is bound.

            (f) This Agreement and any Contribution Agreement to which it is a party constitutes its legal, valid, and binding agreements, enforceable against it in accordance with their respective terms. Upon their execution and delivery, all other agreements, documents, and instruments to be executed and delivered by it under this Agreement will constitute its legal, valid and binding agreements, enforceable against CapStar Corp. in accordance with their respective terms.

            3.4 REPRESENTATION OF EACH TRANSFEROR. Each Transferor hereby represents to CapStar and CapStar Corp. that each person exercising the authority to cause the representatives of such Transferor to execute and deliver this Agreement for and on behalf of the Transferor is an "accredited investor" as that term is defined in Rule 501 of the Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended.

            3.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and Warranties of each of the parties set forth in this Article III shall service the Closing and the execution and delivery of any document or instrument delivered pursuant to this Agreement or any Contribution Agreement.


                               ARTICLE IV

                          CONDITIONS TO CLOSING

            4.1   CONDITIONS PRECEDENT TO CAPSTAR'S AND CAPSTAR CORP.'S
OBLIGATIONS.

            (a) The obligation of CapStar to consummate the transactions contemplated by this Agreement and the obligations of CapStar and CapStar Corp. to perform their respective obligations under this Agreement are subject to the satisfaction or waiver of the following conditions as of the Closing Date:

                  (i) CapStar or the respective Transferor shall not have terminated the Brookriver Contribution Agreement, the Mockingbird Contribution Agreement or the Surrey Contribution Agreement pursuant to a termination right granted in such Contribution Agreement.

                  (ii) Each of Brookriver, Mockingbird, and Surrey shall have delivered all of the items required to be delivered in connection with such Transferors by them as described in Section 5.2(a) of this Agreement.

                  (iii) Each of the representations and warranties of each of Brookriver, Mockingbird, and Surrey set forth in Section 4.3 hereof shall be true, complete, and correct as of the Closing, and each of Brookriver,

      Mockingbird, and Surrey shall have provided CapStar and CapStar Corp. a certificate certifying that such is the case.

                  (iv) The conditions to the obligation of CapStar to consummate the transactions contemplated by the Brookriver Contribution Agreement, the Mockingbird Contribution Agreement and the Surrey Contribution Agreement as set forth therein shall have been satisfied or waived by CapStar.

                  (v) CapStar and CapStar Corp. shall have made all necessary filings with any governmental authority necessary to be made, and shall have obtained all necessary governmental and other consents, approvals, and authorizations required to be obtained, by CapStar and CapStar Corp. in connection with the consummation of the transactions contemplated by this Agreement with respect to Brookriver, Mockingbird, and Surrey and as contemplated by the Brookriver Contribution Agreement, the Mockingbird Contribution Agreement, and the Surrey Contribution Agreement.

            If any of the foregoing conditions have not been satisfied or waived by CapStar as of the Closing Date, then CapStar shall be entitled to terminate this Agreement by giving each of the Transferors, Dunwoody, and Pontch written notice that it is terminating this Agreement, and upon such termination CapStar and CapStar Corp. shall have no further obligation hereunder. CapStar and CapStar Corp. shall use their reasonably efforts to make the filings and to obtain the consent, approvals, and authorizations referred to in clause (a)(v) of this Section 4.1.

            (b) The obligation of CapStar to consummate the transactions contemplated by this Agreement with respect to a particular Property and the Contribution Agreement relating thereto and the obligation of CapStar and CapStar Corp. to perform their respective obligations under this Agreement to the Transferor with respect to such Property and Contribution Agreement are subject to the satisfaction or waiver of the following condition as of the Closing Date:

                  (i) CapStar or such Transferor shall not have terminated such Contribution Agreement pursuant to a termination right granted in such Contribution Agreement.

                  (ii) Such Transferor shall have delivered all of the items are to be delivered in connection with such Transferor as described in SECTION 5.2(A) of this Agreement.

                  (iii) Each of the representations and warranties of such Transferor set forth in Section 4.3 hereof shall be true, complete, and correct as of thee Closing, and such Transferor shall have provided CapStar and CapStar Corp. a certificate certifying that such is the case.

                  (iv) The conditions to the obligation of CapStar to consummate the transactions contemplated by such Contribution Agreement as set forth therein shall have been satisfied or waived by CapStar.

                  (v) CapStar and CapStar Corp. shall have made all necessary filings with any governmental authority necessary to be made, and shall have obtained all necessary governmental and other consents, approvals, and authorizations required to be obtained, by CapStar and CapStar Corp. in connection with the consummation of the transactions contemplated by this Agreement with respect to such Contribution Agreement and such Contribution Agreement.

            If any of the foregoing conditions have not been satisfied or waived by CapStar as of the Closing Date, then CapStar shall be entitled to terminate this Agreement as to such Transferor, such Property and such Contribution Agreement by giving such Transferor written notice that it is terminating this Agreement as to such Transferor, its Property, and the Contribution Agreement to which such Transferor is a party, and upon such termination CapStar and CapStar Corp. shall have no further obligation hereunder to such Transferor. CapStar and CapStar Corp. shall use their reasonable efforts to make the filings and to obtain the consent, approvals, and authorizations referred to in clause (b)(v) of this Section 4.1.

            4.2 CONDITIONS PRECEDENT TO TRANSFERORS' OBLIGATIONS. The obligations of each of the Transferors, Dunwoody, Pontch, and Highgate to consummate the transactions contemplated by this Agreement to be consummated by it and to perform its obligations under this Agreement are conditioned upon the satisfaction of t he following conditions as of the Closing Date:

            (a) CapStar or the respective Transferor shall not have terminated the Brookriver Contribution Agreement, the Mockingbird Contribution Agreement and the Surrey Contribution Agreement pursuant to a termination right granted in such agreements;

            (b) CapStar and CapStar Corp. shall have delivered all of the items described in Section 5.2(b) of this Agreement.

            (c) Each of the representations and warranties of CapStar set forth in Section 4.1 hereof shall be true, complete, and correct as of the Closing, and the General Partner shall have provided each Transferor, Dunwoody, Pontch, and Highgate a certificate certifying that such is the case.

            (d) Each of the representations and warranties of CapStar Corp. set forth in Section 4.2 hereof shall be true, complete, and correct as of the Closing, and CapStar Corp. shall have provided each Transferor, Dunwoody, and Highgate a certificate certifying that such is the case.

            (e) Subject to Section 7.10, the Partnership Agreement shall not have been amended, restated or modified prior to the Closing Date, and no class or series of Partnership Units or Preferred Units shall have been established and units thereof issued for less than fair value of such units prior to the Closing Date.

            (f) Each Transferor, Dunwoody, Pontch, and Highgate shall each have made all necessary filings with any governmental authority necessary to be made by it, and shall have obtained, by i tin connection with the consummation of the transactions contemplated to be entered into by it by this Agreement, and as to each Transferor, by the Contribution Agreement to which it is a party.

            (g) Specifically as to the obligations of a Transferor with respect to its obligations under this Agreement, the conditions to its obligation to consummate the transactions contemplated by the Contribution Agreement to which it is a party as set forth in such Contribution Agreement shall have been satisfied or waived by such Transferor.

            If any of the foregoing conditions have not been satisfied or waived by a Transferor, Dunwoody, Pontch, or Highgate, as the case may be, as of the Closing Date with respect to its obligations under this Agreement, and as to each Transferor, the Contribution Agreement to which such Transferor is a party, then such Transferor, Dunwoody, Pontch, or Highgate, as the case may be, shall be entitled to terminate this Agreement as to itself by giving CapStar and CapStar Corp. written notice that it is terminating this Agreement, and upon such termination such Transferor, Dunwoody, Pontch, or Highgate, as the case may be, shall have no further obligation hereunder to CapStar or CapStar Corp.


                                ARTICLE V

                                 CLOSING

            5.1 CLOSING DATE. The Closing shall be held at the offices of Hughes & Luce, L.L.P., Dallas, Texas on April 14, 1997 or such other place and/or date as Transferors and CapStar shall mutually agree (the "CLOSING DATE").

            5.2   CLOSING DOCUMENTS.

            (a)   At Closing:

                  (i) Dunwoody will execute and deliver to CapStar the Four Points Management Agreement;

                  (ii) Pontch will execute and deliver to CapStar the Pontchartrain Management Agreement;

                  (iii) Dunwoody will deliver to CapStar an appropriate instrument executed by Dunwoody and the current manager of Pontchartrain pursuant to which the existing management agreement for the Four Points is terminated as of the Closing Date;

                  (iv) Pontch will deliver to CapStar an appropriate instrument executed by Pontch and the current manager of Pontchartrain pursuant to which the existing management agreement for the Pontchartrain is terminated as of the Closing Date;

                  (v) Dunwoody and Pontch will deliver a letter agreement to CapStar pursuant to which it will guarantee to CapStar the minimum base management fee of $400,000 in the aggregate under both the Four Points Management Agreement and the Pontchartrain Management Agreement combined payable for the 12 months immediately following the Closing Date;

                  (vi) each Transferor will execute and deliver to CapStar all agreements, instruments and documents that it is required by the Contribution Agreement to which it is a party to execute and deliver to CapStar;

                  (vii) each party to the Partnership Agreement and the First Amendment, other than the partners in CapStar immediately prior to the Closing, shall execute and deliver a counterpart signature page to the First Amendment to CapStar;

                  (viii)each party to the Registration Rights Agreement, other than CapStar Corp., will execute and deliver a counterpart of the Registration Rights Agreement to CapStar Corp.;

                  (ix) each of the Transferors shall deliver to CapStar and CapStar Corp. an executed certificate of the type contemplated by Section 4.1(c);

                  (x) each party who will become a partner in CapStar and hold the Partnership Units and Preferred Units to be issued as provided in
      Section 2.2 will deliver to CapStar an executed certificate in the form of Exhibit "E"; and

                  (xi) Highgate will execute and deliver to CapStar a counterpart of the development agreement in the form of Exhibit "F".

            (b) At Closing, CapStar and CapStar Corp. shall deliver or cause to be delivered to each of the Transferors, Dunwoody, Pontch, and Highgate, as appropriate, the following:

                  (i) the Pontchartrain Management Agreement, duly executed by CapStar;

                  (ii) the Four Points Management Agreement, duly executed by CapStar;

                  (iii) a true and complete copy of the Partnership Agreement;

                  (iv) the First Amendment, duly executed by CapStar Corp. as the general partner of CapStar, and each other partner in CapStar;

                  (v) $68,000,000.00 of cash a provided in Section 2.2, which amount of cash shall include the aggregate amount of all earnest money delivered to the Transferors under the terms of the Contribution Agreements;

                  (vi) a legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison or DeCampo, Diamond & Ash, counsel to CapStar and CapStar Corp., addressing such legal matters as are customary in similar transactions and as the Transferors, Dunwoody, and/or Pontch may reasonably request;

                  (vii) a certified copy of such corporate or partnership existence certificates, authorizations, approvals, officers' certificates and incumbencies of CapStar as Transferors shall reasonably require;

                  (viii)an executed certificate of CapStar of the type contemplated by Section 4.2(c);

                  (ix) an executed certificate of CapStar Corp. of the type contemplated by Section 4.2(d); and

                  (x) CapStar will executed and deliver, or, if applicable, cause its wholly-owned subsidiary which purchases the Ramada to execute and deliver, to Highgate a counterpart of the development agreement in the form of Exhibit "F", and, if such a subsidiary is the party to such development agreement, a guaranty of CapStar guaranteeing to Highgate the performance of the obligations of such subsidiary under such development agreement, which guaranty shall be in form and substance reasonably satisfactory to Highgate.


                               ARTICLE VI

                                REMEDIES

            6.1 TRANSFERORS' REMEDIES. If CapStar or CapStar Corp. fails to perform its obligations under this Agreement for any reason except (a) as a result of any condition precedent to CapStar's and CapStar Corp.'s obligations under this Agreement not being satisfied or (b) CapStar's or CapStar Corp.'s termination of this Agreement in accordance with its terms, then the Transferors shall be entitled, as their sole and exclusive remedy, to terminate this Agreement as to one or more of the Contribution Agreements and to terminate such Contribution Agreements as to which this Agreement is terminated by giving CapStar written notice of such election prior to or at the Closing Date and the Title Company shall deliver the earnest money under each of the Contribution Agreements as to which this Agreement is terminated to the Transferors. Such amounts shall be paid to the Transferors as liquidated damages and not as a penalty, in full satisfaction of any claims against CapStar and CapStar Corp. Transferors, CapStar and CapStar Corp. agree that Transferors' actual damages resulting from CapStar's and/or CapStar Corp.'s default are difficult to ascertain and the payment of the earnest money amounts to Transferors as described above is a fair estimate of those damages.

            6.2 CAPSTAR'S REMEDIES. If any the Transferors, Dunwoody, or Pontch fails to perform its obligations under this Agreement for any reason except (x) as a result of any condition precedent to such Transferor's obligations under this Agreement not being satisfied or (y) such Transferor's termination of this Agreement as to such Transferor in accordance with its terms, then CapStar's and CapStar Corp.'s sole remedies shall be: (a) as to such Transferor, to terminate this Agreement and the Contribution Agreement to which such Transferor is a party by giving such Transferor written notice of such election prior to or at Closing whereupon the Escrow Agent shall promptly return to CapStar the earnest money with respect to under the Contribution Agreement of such Transferor; (b) to waive the default and consummate the transactions with such party; or (c) to enforce specific performance of the obligations of such party under this Agreement. In the event, pursuant to the terms of this Agreement, CapStar is entitled to enforce specific performance of a Transferor's obligations under this Agreement, any lawsuit for specific performance mus be filed within two years after the Closing Date or CapStar shall be deemed to have irrevocably waived such remedy, this Agreement shall terminate and the parties shall have any further rights or obligations hereunder except as expressly provided herein. In order for CapStar to have the right to bring such lawsuit for specific performance, CapStar mus send Transferors notice within 90 days after the Closing Date that CapStar intends to pursue a claim for specific performance.


                               ARTICLE VII

                              MISCELLANEOUS

            7.1 ENTIRE AGREEMENT. This Agreement, together with the Contribution Agreements, contain the entire agreement of the parties hereto with respect to the subject hereof. There are no other agreements, oral or written, and this

Agreement can be amended only by written agreement signed by the Transferors, CapStar and CapStar Corp.

            7.2 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of each of the parties to this Agreement. CapStar may assign its rights under this Agreement without Transferor's consent to any partnership or limited liability company in which CapStar or any entity controlling, controlled by or under common control with CapStar is a managing partner, general partner, or limited liability company or to any corporation in which CapStar or any entity controlling, controlled by or under common control with CapStar owns 50% or more of the voting stock.

            7.3 NOTICES. Any notice, communication, request, reply or advice (collectively, "NOTICE") provided for or permitted by this Agreement to be made or accepted by either party must be in writing. Notice may, unless otherwise provided herein, be given or served by hand delivery, by delivery by overnight courier or by facsimile transmission. Notice by overnight courier shall be effective one business day after deposit with the courier service. Notice given by hand delivery or by facsimile transmission shall be effective on the business date delivered. For the purposes of Notice, the addresses of the parties shall be:

            Transferors:      Highgate Hotels, Inc.
                              545 E. John Carpenter Freeway, Suite 1400
                              Irving, Texas  75062
                              Fax No. (972) 444-9210
                              Attn:  Mahmood Khimji

            with a copy to:   Hughes & Luce, L.L.P.
                              1717 Main Street, Suite 2800
                              Dallas, Texas 75201
                              Fax No. (214) 939-6100
                              Attn: David Newsom

            CapStar:          CapStar Management Company, L.P.
                              1010 Wisconsin Avenue, N.W.
                              Washington, D.C. 20007
                              Fax No. (202) 965-4445
                              Attn: Paul W. Whetsell

            with a copy to:   DeCampo, Diamond & Ash
                              805 Third Avenue
                              New York, New York  10022
                              Fax No. (212) 758-1728
                              Attn:  William H. Diamond, Esq.

The parties shall have the right from time to time to change their respective addresses for notice by at least five days' written notice to the other party.

            7.4 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware.

            7.5 SECTION HEADINGS. The section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several sections of this Agreement.

            7.6 OBLIGATIONS. To the extent necessary to carry out the terms and provisions of this Agreement, the terms, conditions, representations, obligations, and rights set forth in this Agreement shall not be terminated at the time of Closing, nor will they merge into the various documents executed and delivered at the time of Closing.

            7.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            7.8 CONFIDENTIALITY. Other than with respect to required governmental disclosure, or with respect to customary financial reporting the in the ordinary course of business, and except as otherwise required by law, neither Transfers nor CapStar shall, without the prior written consent of the other, disclose to any person or party (except the parties hereto, their respective legal counsel, brokers, accountants, lenders or the title company involved in such transaction) the existence of or economic terms of this Agreement or of the contribution agreements or the identities of the parties hereto or thereto. This covenant shall survive the termination of this Agreement.

            7.9 SEVERABILITY. If one or more of the provisions contained in this Agreement or in any document delivered pursuant to this Agreement shall for any reason, be held to be invalid, illegal, or unenforceable in any respect in any jurisdiction, such provision shall be ineffective to the extent of such invalidity, illegality, or unenforceability, and such invalidity, illegality, or unenforceability of a provision shall not affect or render invalid, illegal or unenforceable any other provision of this Agreement or any other such document or affect or render invalid, illegal or unenforceable such provisions of this Agreement or any other such document in any other jurisdiction.

            7.10 POTENTIAL RESTRUCTURING. The Transferors understand that CapStar Corp. may, in connection with its state and local tax planning, elect to effect a restructuring of CapStar Corp. and its subsidiaries. Such restructuring may include the establishment of a second operating partnership (the "New Operating Partnership") and the transfer to the New Operating Partnership of certain assets owned by CapStar.

CapStar Corp. agrees that no restructuring that involves a New Operating Partnership shall be effected prior to the Closing without the prior consent of the Transferors, which consent shall not be withheld unless such restructuring, or the modifications hereinafter referred to, would have a material adverse effect on the Transferors (taking into account, among other relevant factors, the state and local tax savings resulting from such restructuring). In the event such restructuring is effected, the parties shall enter into such modifications to this Agreement and the Contribution Agreements as shall be reasonably necessary to reflect such restructuring (including, without limitation, if requested by CapStar Corp., modifications pursuant to which one or more of the hotels being contributed by the Transferors pursuant to the Contribution Agreements are contributed to the New operating Partnership rather than CapStar). CapStar Corp., CapStar, and the Transferors agree that no modification made to this Agreement and/or any Contribution Agreement or to the terms and conditions on which the transactions contemplated by this Agreement and the Contribution Agreements are consummated made in connection with such restructuring of CapStar Corp. and its subsidiaries will, when considered in the context of all of the benefits of the restructuring to the holders of the Partnership Units, the Preferred Units and shares of the Common Stock and the adverse effects of the restructuring to such holders, result in any reduction or lessening of any of the benefits to be provided to the Transferors or any of their respective designees by this Agreement and the Contribution Agreements. If such restructuring is not effected prior to the Closing, then, at CapStar's election, the first Amendment shall be modified to impose on the partners of CapStar the obligations to agree to, and to implement, such restructuring on terms and conditions consistent with those hereinabove set forth.

         [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, this Agreement has been duly executed in multiple counterparts by the parties hereto on the date and year first above written.


                          HIGHGATE HOTELS, INC.,
                          a Delaware Corporation


                          By: /S/MAHMOOD KHIMJI
                              -----------------------------
                              Mahmood Khimji
                              Authorized Signatory

                          BROOKRIVER HOTEL PARTNERSHIP, L.P.,
                          a Texas limited partnership

                          By:  Brookriver Hotels, Inc.,
                               a Texas corporation,
                               General Partner

                               By: /S/MAHMOOD KHIMJI
                                   -----------------------------
                                   Mahmood Khimji
                                   President

                          MOCKINGBIRD HOTEL PROPERTIES JOINT
                          VENTURE, a Texas joint venture

                          By:  Mockingbird Hotel, Inc.,
                               a Texas corporation,
                               General Partner

                               By: /S/MAHMOOD KHIMJI
                                   -----------------------------
                                   Mahmood Khimji
                                   President

                          PONTCH LIMITED PARTNERSHIP,
                          a Delaware limited partnership

                          By:  Pontch, Inc.,
                               a Delaware corporation,
                               General Partner

                               By: /S/MAHMOOD KHIMJI
                                   -----------------------------
                                   Mahmood Khimji
                                   President

                          KFP DUNWOODY, INC.,
                          a Texas corporation


                          By: /S/MAHMOOD KHIMJI
                              -----------------------------
                              Mahmood Khimji
                              President

                          CONTINENTAL PACIFIC INTERFUND, LTD.,
                          a British Columbia corporation


                          By: /S/MAHMOOD KHIMJI
                              -----------------------------
                              Mahmood Khimji
                              President

                          GQ INDIANAPOLIS ASSOCIATES, LTD.,
                          a Texas limited partnership

                          By: GQ Indianapolis Hospitality, Inc.,
                              a Texas corporation,
                              General Partner

                              By: /S/MAHMOOD KHIMJI
                                  -----------------------------
                                  Mahmood Khimji
                                  President

                          CENTENNIAL HOTEL LIMITED,
                          a British Columbia corporation


                          By: /S/MAHMOOD KHIMJI
                              -----------------------------
                              Mahmood Khimji
                              Authorized Signatory

                          361719 ALBERTA LIMITED,
                          an Alberta corporation


                          By: /S/MAHMOOD KHIMJI
                              -----------------------------
                              Mahmood Khimji
                              Authorized Signatory

                          CAPSTAR:

                          CAPSTAR MANAGEMENT COMPANY, L.P.,
                          a Delaware limited partnership

                          By:  CapStar Hotel Company,
                               a Delaware corporation,
                               General Partner

                               By: /S/JOHN E. PLUNKET
                                   -----------------------------
                                   John E. Plunket
                                   Executive Vice President

                          CAPSTAR CORP.:

                          CAPSTAR HOTEL COMPANY,
                          a Delaware corporation

                               By: /S/JOHN E. PLUNKET
                                   -----------------------------
                                   John E. Plunket
                                   Executive Vice President